UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  April 16, 2012

(Date of earliest event reported)

THE KROGER CO.

(Exact name of registrant as specified in its charter)

An Ohio Corporation	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)

1014 Vine Street

Cincinnati, OH  45202

(Address of principal executive offices)

Registrant’s telephone number:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01  Other Events.

On December 15, 2010, The Kroger Co. filed Registration Statement No. 333-171183 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415 registering an indeterminate amount of securities (the “Registration Statement”).  Pursuant to a Prospectus Supplement dated April 10, 2012, The Kroger Co. is issuing $500,000,000 of debt securities denominated 3.40% Senior Notes due 2022 and $350,000,000 of debt securities denominated 5.00% Senior Notes due 2042 (collectively, the “Notes”).

Filed as Exhibit 1.1 to the Registration Statement was a form of Underwriting Agreement for the issuance of debt securities.  In connection with the issuance of the Notes, the Registrant has executed an Underwriting Agreement and a Pricing Agreement both dated as of April 10, 2012, among The Kroger Co., Citigroup Global Markets Inc., Goldman, Sachs & Co., RBS Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bancorp Investments, Inc., Wells Fargo Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., PNC Capital Markets LLC, RBC Capital Markets, LLC, CastleOak Securities, L.P., The Williams Capital Group, L.P. The Underwriting Agreement is attached hereto as Exhibit 1.1 and the Pricing Agreement is attached hereto as Exhibit 1.1.1.

The form of Indenture for the Notes was filed as Exhibit 4.1 to the Registration Statement. The Twenty-Fifth Supplemental Indenture, relating to the 3.40% Senior Notes due 2022, dated as of April 16, 2012, among The Kroger Co. and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee, supplements the Indenture dated as of June 25, 1999, between The Kroger Co. and Firstar Bank, National Association, as Trustee. The Twenty-Fifth Supplemental Indenture is attached hereto as Exhibit 4.3.1.

The Twenty-Sixth Supplemental Indenture, relating to the 5.00% Senior Notes due 2042, dated as of April 16, 2012, among The Kroger Co. and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee, supplements the Indenture dated as of June 25, 1999, between The Kroger Co. and Firstar Bank, National Association, as Trustee. The Twenty-Sixth Supplemental Indenture is attached hereto as Exhibit 4.3.2.

An opinion of Paul Heldman, Esq., including his consent, is attached as Exhibit 5.1. An opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, including its consent, is attached as Exhibit 5.2.

The Company expects to use the proceeds of the Notes to repay long-term indebtedness, which may include 6.75% Senior Notes due April 15, 2012 and 6.20% Senior Notes due June 15, 2012, or for general corporate purposes.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

1.1  Underwriting Agreement dated as of April 10, 2012, among The Kroger Co., Citigroup Global Markets Inc., Goldman, Sachs & Co., RBS Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bancorp Investments, Inc., Wells Fargo Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., PNC Capital Markets LLC, RBC Capital Markets, LLC, CastleOak Securities, L.P., The Williams Capital Group, L.P.

1.1.1  Pricing Agreement dated as of April 10, 2012, among The Kroger Co., Citigroup Global Markets Inc., Goldman, Sachs & Co., RBS Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bancorp Investments, Inc., Wells Fargo Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., PNC Capital Markets LLC, RBC Capital Markets, LLC, CastleOak Securities, L.P., The Williams Capital Group, L.P.

4.3.1  Twenty-Fifth Supplemental Indenture, dated as of April 16, 2012, relating to the 3.40% Senior Notes due 2022, between The Kroger Co., and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee

4.3.2 Twenty-Sixth Supplemental Indenture, dated as of April 16, 2012, relating to the 5.00% Senior Notes due 2042, between The Kroger Co., and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee

5.1  Opinion of Paul Heldman, Esq.

5.2.  Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP

23.1 Consent of Paul Heldman, Esq., which is contained in his opinion filed as Exhibit 5.1.

23.2 Consent of Fried, Frank, Harris, Shriver & Jacobson LLP, which is contained in the opinion filed as Exhibit 5.2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

April 16, 2012	By:	/s/ Paul Heldman
Paul Heldman
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

1.1

Underwriting Agreement dated as of April 10, 2012, among The Kroger Co., Citigroup Global Markets Inc., Goldman, Sachs & Co., RBS Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bancorp Investments, Inc., Wells Fargo Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., PNC Capital Markets LLC, RBC Capital Markets, LLC, CastleOak Securities, L.P., The Williams Capital Group, L.P.

1.1.1

Pricing Agreement dated as of April 10, 2012, among The Kroger Co., Citigroup Global Markets Inc., Goldman, Sachs & Co., RBS Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bancorp Investments, Inc., Wells Fargo Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., PNC Capital Markets LLC, RBC Capital Markets, LLC, CastleOak Securities, L.P., The Williams Capital Group, L.P.

4.3.1

Twenty-Fifth Supplemental Indenture, dated as of April 16, 2012, relating to the 3.40% Senior Notes due 2022, between The Kroger Co., and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee

4.3.2

Twenty-Sixth Supplemental Indenture, dated as of April 16, 2012, relating to the 5.00% Senior Notes due 2042, between The Kroger Co., and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee

5.1	Opinion of Paul Heldman, Esq.

5.2	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP

23.1	Consent of Paul Heldman, Esq., which is contained in his opinion filed as Exhibit 5.1.

23.2	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP, which is contained in the opinion filed as Exhibit 5.2